UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2019
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company []
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 8.01	Other Events.
On May 15, 2019, Markel Corporation (the Company) executed an Underwriting Agreement and related pricing agreement (the Underwriting Agreement) with the underwriters named therein. Under the Underwriting Agreement, the Company is issuing $600,000,000 aggregate principal amount of its 5.000% Senior Notes due 2049 (the Securities) under the Indenture dated as of June 5, 2001 (the Indenture), between the Company and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as trustee, relating to debt securities, as amended by a Thirteenth Supplemental Indenture to the Indenture with respect to the Securities (the Thirteenth Supplemental Indenture). The Underwriting Agreement and the Thirteenth Supplemental Indenture are filed as exhibits hereto and are incorporated herein by reference. The form of the Securities is included as Exhibit A to the Thirteenth Supplemental Indenture.
Certain exhibits are filed herewith by the Company in connection with the Company’s offering of the Securities pursuant to its Prospectus Supplement, dated May 15, 2019, to the Prospectus, dated February 23, 2018, filed with the Securities and Exchange Commission (the Commission) as part of the Registration Statement on Form S-3ASR (Registration No. 333-223194), which became effective February 23, 2018.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

1.1	Underwriting Agreement and related pricing agreement, dated as of May 15, 2019, between Markel Corporation and the underwriters named therein (filed herewith)

4.1
Indenture, dated as of June 5, 2001, between Markel Corporation and The Bank of New York Mellon (as successor to The Chase Manhattan Bank), as Trustee (incorporated by reference from Exhibit 4.1 in the Registrant's report on Form 8-K filed with the Commission June 5, 2001)

4.2	Thirteenth Supplemental Indenture, dated as of May 20, 2019, between Markel Corporation and The Bank of New York Mellon, including form of 5.000% Senior Notes due 2049 as Exhibit A (filed herewith)

5.1	Opinion of McGuireWoods LLP (filed herewith)

23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1 filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

Date: May 20, 2019	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary